Exhibit 99.1

GT BEVERAGE COMPANY, LLC

FINANCIAL STATEMENTS

December 31, 2011 and 2010

-i-

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members
GT Beverage Company, LLC:

We have audited the accompanying balance sheets of GT Beverage Company, LLC (the “Company”) as of December 31, 2011 and 2010, and the related statements of operations, members’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GT Beverage Company, LLC as of December 31, 2011 and 2010 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, during March and April 2012, GT Beverage Company, Inc. completed the acquisition of the Company whereby GT Beverage Company, Inc. obtained a 97.425% membership interest in the Company.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP
Newport Beach, California
August 8, 2012

GT BEVERAGE COMPANY, LLC
BALANCE SHEETS
December 31, 2011 and 2010

	2011	2010

ASSETS

Current Assets
Cash	$1,394	$20,890
Accounts receivable, net	73,087	16,509
Inventory, net	14,950	281,196
Prepaid expenses and other current assets	25,935	17,929
Total current assets	115,366	336,524

Property and Equipment, net	37,451	10,310

Other Assets	32,124	32,124

Total assets	$184,941	$378,958

LIABILITIES AND MEMBERS’ DEFICIT

Liabilities
Accounts payable and accrued expenses	$1,407,388	$461,170
Line-of-credit to related party	135,033	–
Notes payable to related parties	795,000	295,000
Other current liabilities	39,272	61,564
Total liabilities	2,376,693	817,734

Commitments and Contingencies (Note 5)

Members’ Deficit	(2,191,752)	(438,776)

Total liabilities and members’ deficit	$184,941	$378,958

The accompanying notes are an integral part of these financial statements.

GT BEVERAGE COMPANY, LLC
STATEMENTS OF OPERATIONS
For the Years Ended in December 31, 2011 and 2010

	2011	2010

NET SALES	$1,672,168	$2,440,234

COST OF SALES	1,726,759	1,652,808

GROSS (LOSS) PROFIT	(54,591)	787,426

OPERATING EXPENSES
Selling and marketing	352,066	536,641
General and administrative	1,687,088	1,199,032
Total operating expenses	2,039,154	1,735,673

OPERATING LOSS	(2,093,745)	(948,247)

OTHER INCOME (EXPENSE)
Interest expense	(14,231)	(600)
Other income	–	169
	(14,231)	(431)

NET LOSS	$(2,107,976)	$(948,678)

The accompanying notes are an integral part of these financial statements.

GT BEVERAGE COMPANY, LLC
STATEMENTS OF MEMBERS’ DEFICIT
For the Years Ended December 31, 2011 and 2010

BALANCE – January 1, 2010	$59,902

Members’ contribution	450,000
Net loss	(948,678)

BALANCE – December 31, 2010	(438,776)

Members’ contribution	355,000
Net loss	(2,107,976)

BALANCE – December 31, 2011	$(2,191,752)

The accompanying notes are an integral part of these financial statements.

GT BEVERAGE COMPANY, LLC
STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2011 and 2010

	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,107,976)	$(948,678)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	13,561	5,559
Changes in operating assets and liabilities:
Accounts receivable	(56,578)	1,250
Inventory	266,246	(158,282)
Prepaid expenses and other current assets	(8,006)	(7,600)
Other assets	–	(22,601)
Accounts payable and accrued expenses	946,218	386,227
Other current liabilities	(62,994)	(16,656)
Net cash used in operating activities	(1,009,529)	(760,781)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	–	(2,085)
Net cash used in investing activities	–	(2,085)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from line-of-credit to related party	135,033	–
Members’ contributions	355,000	450,000
Proceeds from notes payable issued to related parties	500,000	–
Net cash provided by financing activities	990,033	450,000

NET DECREASE IN CASH	(19,496)	(312,866)

CASH – beginning of year	20,890	333,756

CASH – end of year	$1,394	$20,890

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$6,344	$600

NONCASH INVESTING AND FINANCING ACTIVITIES
Acquisition of property and equipment through capital leases	$40,702	$–

The accompanying notes are an integral part of these financial statements.

GT BEVERAGE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2011 and 2010

1.      DESCRIPTION OF BUSINESS AND ACQUISITION

GT Beverage Company, LLC was formed on May 13, 2008 to create and commercialize its Sportastic® brand sports drink sold in its patented interlocking round plastic bottles with registered trade dresses such as baseball and soccer designs. The Company’s products have been sold to retailers in the United States through an in-house sales team, as well as through brokers.

During March and April 2012 in several separate transactions, GT Beverage Company, Inc. completed the acquisition of the Company whereby GT Beverage Company, Inc. obtained a 97.425% membership interest in the Company.

In March 2012, the Company ceased its sports drink operations and entered in a licensing agreement with GT Beverage Company, Inc. regarding the right to use certain intellectual property of the Company. GT Beverage Company, Inc. manufactures and distributes a vitamin-enhanced water product aimed at younger persons using licensed Disney characters on the bottling. The Company’s bottling patents and operations are an integral part of the new vitamin-enhanced water products.

In connection with the acquisition, the following additional significant transactions took place.

•	Between January and March 2012, the Company settled $365,543 of accounts payable in exchange for $108,848 in cash.

•
On March 14, 2012 as noted above, the Company entered in a licensing agreement with GT Beverage Company, Inc. regarding the right to use certain intellectual property of the Company. As consideration for the license granted, GT Beverage Company, Inc. agreed to satisfy debts, liabilities, and other obligations of the Company up to a total amount of $1,500,000. The term of the license agreement ends on December 31, 2017.

•
On March 15, 2012, the related party creditors of the Company exchanged 920,828 of debt principal and related accrued interest for 132,083 shares of GT Beverage Company, Inc. common stock (see Note 5).

•
In April 2012, GT Beverage Company, Inc. obtained a 97.425% membership interest in the Company in exchange for issuing certain Company members 159,638 shares of common stock in GT Beverage Company, Inc.

GT BEVERAGE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2011 and 2010

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management include, among others, provision for losses on accounts receivable, allowances for obsolete and slow moving inventory, and the realization of long-lived assets. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less, to be cash equivalents. At December 31, 2011 and 2010, the Company had no cash equivalents.

The Company maintains cash with high credit quality financial institutions. At certain times, such amounts may exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The Company has not experienced any losses on these amounts.

Risks and Uncertainties

The Company operates in a highly competitive industry that is subject to intense competition. The Company has limited operating history and is subject to the substantial business risks and uncertainties inherent to such an entity, including financial, operational and other risks including the potential of business failure.

Accounts Receivable

Management develops an estimate of the allowance for doubtful accounts receivable based on its own judgment as to the likelihood of ultimate payment. The Company does not require collateral for trade accounts receivable. Management believes that at December 31, 2011 and 2010, the allowance for doubtful accounts of approximately $74,000 and $169,000, respectively, was adequate. Although the Company expects to collect amounts due, actual collections may differ from these estimated amounts.

Inventory

Inventory is stated at the lower of cost (first-in, first-out) or market. Market is determined by comparison with recent sales or net realizable value. Management reviews the carrying value of inventory in relation to its sales history and industry trends to determine an estimated net realizable value.

GT BEVERAGE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2011 and 2010

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are provided for using the straight-line method over the estimated useful lives of the respective assets as follows:

Tooling	3 years
Office equipment	5 years
Furniture and fixtures	5 years

Maintenance and repairs are expensed as incurred. Expenditures for significant renewals or betterments are capitalized. Upon disposition, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in current operations.

Other Assets

Other assets consist of U.S. patents that relate to its spherical and interlocking plastic bottles. The Company also has registered trademarks, including one for its primary sports drink Sportastic®.

Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of a long-lived asset may not be recoverable. The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful lives of its long-lived assets or whether the remaining balance of long-lived assets should be evaluated for possible impairment. The Company does not believe that there was impairment that would require an adjustment to such assets or their estimated periods of recovery at December 31, 2011 and 2010.

Fair Value Measurements

The Company did not have any assets or liabilities that were measured at fair value on a recurring or nonrecurring basis.

Revenue Recognition

Revenue is recognized when (1) persuasive evidence of an arrangement exists, (2) delivery has occurred or services have been rendered, (3) the sales price is fixed or determinable, and (4) collection of the related receivable is reasonably assured. In general, the Company recognizes revenue, net of estimated returns, upon transfer of goods into customer’s possession, either at Company fulfillment centers when picked up by the customer or at the destination of any product which is delivered by the Company.

GT BEVERAGE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2011 and 2010

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

The Company expenses advertising costs as incurred. Advertising expense for the years ended December 31, 2011 and 2010 were approximately $80,000 and $146,000, respectively. Advertising expenses are included in selling and marketing expenses in the accompanying statements of operations.

Shipping and Handling Costs

The Company charges its customers for shipping and handling and includes such charges in sales and cost of sales in the accompanying statements of operations in accordance with Financial Accounting Standards Boards Accounting Standards Codification 605-45, Revenue Recognition.

Income Taxes

The Company has been established as a limited liability company. All income or losses of the entity and income tax consequences related thereto are passed through to its members. Accordingly, the Company does not record any provision for income taxes or deferred income taxes in its financial statements.

Profit and Loss Allocation

Profits and losses are allocated to members according to their ownership percentages.

Subsequent Events

In connection with the preparation of the accompanying financial statements as of and for the year ended December 31, 2011, management evaluated subsequent events through August 8, 2012, which is the date the financial statements were available to be issued.

On February 9, 2012, the Company issued a promissory note in the principal amount of $250,000 to an accredited investor with an annual interest rate of 5% expiring on June 30, 2012. On March 1, 2012, the Company retired such note and replaced it with a note in the principal amount of $400,000 with an annual interest rate of 5% expiring on December 31, 2012.

Additional subsequent events are discussed in Note 1.

GT BEVERAGE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2011 and 2010

3.      INVENTORY

At December 31, 2011 and 2010, inventory consisted of the following:

	2011	2010

Finished goods	$–	$30,945
Raw materials	14,950	412,074
	14,950	443,019
Less: Allowance for obsolescence	–	(161,823)

	$14,950	$281,196

4.      PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2011 and 2010:

	2011	2010

Tooling	$40,702	$–
Office equipment	12,758	12,758
Furniture and fixtures	4,182	4,182
	57,642	16,940
Less: accumulated depreciation	(20,191)	(6,630)

	$37,451	$10,310

Depreciation expense for the years ended December 31, 2011 and 2010 was $13,561 and $5,559, respectively. All of the tooling above is subject to a capitalized lease arrangement, with a capitalized lease balance of approximately $34,000 at December 31, 2011. Such balance is included in other current liabilities on the accompanying balance sheets.

GT BEVERAGE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2011 and 2010

5.      RELATED PARTY TRANSACTIONS (continued)

Line-of-Credit

In September 2011, the Company entered into a line of credit agreement with a related party which was set to expire on December 31, 2012. Borrowings under this agreement amounted to $135,033 at December 31, 2011. The terms of the agreement allowed the Company to borrow up to 70% of eligible inventory or 80% of eligible accounts receivables, not to exceed $500,000. At December 31, 2011, the Company was overdrawn on the line of credit since the balance outstanding exceeded the eligible borrowing base. Accordingly, the Company was in technical default. The line-of-credit was secured by substantially all inventory and receivables of the Company, bore interest at 16% per annum, and required no monthly interest payments. Borrowings and all related accrued interest were exchanged for common stock of GT Beverage Company, Inc. on March 15, 2012 (see Note 1).
Notes payable to related parties

Notes payable to related parties represented unsecured advances from members of the Company. As of December 31, 2011 and 2010, the outstanding principal balance payable was $795,000 and $295,000, respectively. The notes were exchanged for common stock in GT Beverage Company, Inc. on March 15, 2012 (see Note 1).

6.      COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its office in Irvine, California on a month-to-month basis. Total rent expense related to operating leases for the year ended December 31, 2011 and 2010 was approximately $57,000 and $70,000, respectively.

GT BEVERAGE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2011 and 2010

6.      COMMITMENTS AND CONTINGENCIES (continued)

Legal Proceedings

On October 15, 2010, a lawsuit was filed in the 68th Judicial District Court of Dallas County, Texas against the Company by Jus-Made, LP (“Jus-Made”). The lawsuit alleged that the Company breached the terms of a Co-packing Agreement from 2009 which governed the relationship between the parties. The Company filed counterclaims in the lawsuit against Jus-Made. On April 3, 2012, the Company and Jus-Made entered into a mutual release and settlement agreement. The terms of the agreement call for the Company to make three payments totaling $250,000 by August 19, 2012. Through the date of this report, August 8, 2012, the Company has made payments totaling $175,000. Such $250,000 was accrued for at December 31, 2011 and is included in accounts payable and accrued expenses on the accompanying balance sheets.

On July 1, 2011, a lawsuit was filed in the United States District Court, the Southern District of Ohio, Cincinnati Division, against the Company by Dominion Liquid Technologies, LLC. The lawsuit alleges that the Company breached terms of a Co-packing Agreement from 2010 which governed the relationship between the parties. Dominion is seeking monetary damages in the amount of $750,000. The Company has filed its answer denying all of DLT’s claims and expects to vigorously defend the suit. Discovery is ongoing, and the case is currently set for trial on April 23, 2013. The Company is vigorously defending such matter and believes the case has no merit.

Additionally, from time to time, claims are made against the Company in the ordinary course of business, which could result in litigation. Claims and associated litigation are subject to inherent uncertainties and unfavorable outcomes could occur. In the opinion of management, the resolution of these additional matters, if any, will not have a material adverse impact on the Company’s financial position or results of operations.